EXHIBIT 99.1

210 Westwood Place South, Suite 400 Brentwood, TN 37027

NEWS	FOR IMMEDIATE RELEASE

DOANE PET CARE ANNOUNCES OWNERSHIP CHANGE TO ENHANCE LONG
TERM GROWTH STRATEGY
Brentwood, Tennessee, August 29, 2005 — Doane Pet Care Company (the “Company”), the largest manufacturer of private label pet food in the United States, today announced that it has entered into a definitive agreement in which all of the outstanding stock of its parent company, Doane Pet Care Enterprises, Inc., will be acquired by Teachers’ Private Capital, the private investment arm of the Ontario Teachers’ Pension Plan, for total cash consideration of $840 million, subject to customary terms and conditions, including regulatory approvals. The Company’s lead investor is JPMorgan Partners, a private equity affiliate of JPMorgan Chase & Co. Other investors in the Company include Bruckman, Rosser, Sherrill & Co., CapStreet Group, LLC and DLJ Merchant Banking Partners L.P.
As part of the transaction, Teachers’ Private Capital and the Company plan to complete a recapitalization, the goal of which will be to significantly deleverage the Company. As a result of the substantial equity investment being made by Teachers’ Private Capital, proceeds from the transaction will allow the Company to retire all of its outstanding Preferred Stock and reduce the amount of funded debt on its balance sheet.
“We are very excited about the opportunities that this strategic alliance creates,” said Doug Cahill, President and CEO of the Company. “This new ownership structure represents an excellent opportunity for the Company, its customers, its vendors and our associates. We appreciate the strong support provided by our previous owners, which has allowed us to grow the Company to the number one market position in the U.S. for private label pet food manufacturing and establish a key presence in the Pan-European marketplace. We believe our new ownership structure will allow us to further develop our market leading U.S. platform and execute our global growth strategy.”
“We are thrilled with the opportunity to invest in a market-leading U.S. company,” said Jim Leech, Senior Vice-President, Ontario Teachers’ Pension Plan. “The U.S. is a key market for us, and we look forward to working with Doane’s excellent management team to help grow this business.”
Jeffrey Walker, the managing partner of JPMorgan Partners said, “We are extremely proud of the global organization that Doug and his team have built and are excited for them as they continue to serve their customers and expand their business with the assistance of Teachers’ Private Capital.”
Cahill continued, “Teachers’ Private Capital has a rich history of investing in strong companies with excellent long-term growth prospects and we are delighted with their recognition of our tremendous potential as well as our achievements in building Doane to its premiere market position. Our dedicated team has identified numerous opportunities to further build our business in the global marketplace while continuing to serve as the Trusted Partner of Choice for our customers’ brands. With the long-term commitment and substantial equity investment provided by Teachers’, we have a unique opportunity to offer an even higher level of product innovation and marketing support than we have in the past to help both our existing customers and new customers build their brands.”
Cahill concluded, “In the near term, we expect this transaction to be seamless to all of our constituents and, in the longer term, quite beneficial as we continue to build upon our past success and capitalize on our future potential. We will continue to operate from our Brentwood headquarters and will remain focused on assisting our customers and growing our business.”
JPMorgan Chase & Co. acted as financial advisor to the Company in the transaction. Lehman Brothers advised Teachers’ Private Capital and is providing the financing for the transaction. O’Melveny & Myers LLP acted as legal advisor to the Company and the selling stockholders in the transaction and Debevoise & Plimpton LLP acted as legal advisor to Teachers’ Private Capital.
About the Company
Doane Pet Care Company, based in Brentwood, Tennessee, is the largest manufacturer of private label pet food and the second largest manufacturer of dry pet food overall in the United States. The Company sells to approximately 550 customers around the world and serves many of the top pet food retailers in the United States, Europe and Japan. The Company offers its customers a full range of pet food products for both dogs and cats, including dry, semi-moist, soft-dry, wet, treats and dog biscuits. For more information about the Company, including its SEC filings and past press releases, please visit www.doanepetcare.com. However, nothing contained therein shall be deemed to be a part of this press release.
About Teachers’ Private Capital
Teachers’ Private Capital is the private investment arm of the C$88 billion Ontario Teachers’ Pension Plan, which invests on behalf of 255,000 active and retired teachers in Ontario, Canada. With more than C$7 billion in assets, Teachers’ Private Capital is one of North America’s largest private investors and is currently working with more than 100 companies and funds worldwide by providing long-term flexible financing.
Significant investments include Samsonite, Worldspan, Alliance Laundry Systems, Maple Leaf Sports & Entertainment (owners of the Toronto Raptors and Toronto Maple Leafs sports teams) and Yellow Pages Group. Teachers’ Private Capital specializes in providing private equity and mezzanine debt capital for large and mid-cap companies, venture capital for developing industries, and financing for a growing portfolio of infrastructure and timberland assets.
About JPMorgan Partners
JPMorgan Partners (JPMP) is a leading private equity firm with over $11 billion in capital under management as of June 30, 2005. Since its inception in 1984, JPMP has invested over $15 billion worldwide in consumer, media, energy, industrial, financial services, healthcare, hardware and software companies. With more than 80 investment professionals in five principal offices throughout the world, JPMP is an experienced investor in companies with worldwide operations. Selected investments include: AMC Entertainment, Berry Plastics, Cabela’s, Pinnacle Foods, PQ Corporation, SafetyKleen Europe, Vetco International and Warner Chilcott. JPMP is a private equity division of JPMorgan Chase & Co. (NYSE: JPM), one of the largest financial institutions in the United States, and is a registered investment adviser with the Securities and Exchange Commission.
Forward-Looking Statements
All statements in this press release, including those comments made in the second, third and fourth paragraphs regarding our growth opportunities and the ability to further build our business, other than statements of historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers should not place undue reliance on any forward-looking statements, which speak only as of the date made. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. It is important to note that actual results could differ materially from those expressed or implied by such forward-looking statements. Factors that could cause results to differ materially include without limitation: decreases or changes in demand for the Company’s products, changes in market trends, general competitive pressures from existing and new competitors, price volatility of commodities, natural gas, other raw materials and packaging, foreign currency exchange rate fluctuations, future investment returns in its pension plans, changes in laws and regulations, adverse changes in operating performance, adverse economic conditions and other factors. Further information concerning factors that could cause actual results to differ materially from those in the forward-looking statements are contained from time to time in the Company’s SEC filings, including without limitation the Company’s 2004 Annual Report on Form 10-K. We undertake no obligation to revise the forward-looking statements to reflect any future events or circumstances. All forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary statement.
CONTACTS:
For Doane Pet Care Company: Melodye Demastus, Melrose Consulting Tele: (614) 771-8810 mdemastus@columbus.rr.com
For Ontario Teachers’ Pension Plan: Lee Fullerton, Director, Communications & Media Relations, Ontario Teachers’ Pension Plan Tele: (416) 730-5347
 Lee_Fullerton@otpp.com
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